Vessels, Net	12 Months Ended
Dec. 31, 2024
Vessels, Net
Vessels, Net

4. Vessels, Net

The amounts in the accompanying combined carve-out balance sheets are as follows:

	Cost	Accumulated Depreciation	Net Book Value

Balance, January 1, 2023	14,661,987	(7,782,684)	6,879,303
- Depreciation for the year	-	(1,465,858)	(1,465,858)
- Vessel improvements	556,722		556,722
Balance, December 31, 2023	15,218,709	(9,248,542)	5,970,167
- Depreciation for the year	-	(43,070)	(43,070)
- Vessel improvements	311,671	-	311,671
Balance, December 31, 2024	15,530,380	(9,291,612)	6,238,768

As of December 31, 2023 and 2024, there was no indication of impairment for the vessels as estimated fair value of each vessel exceeded its net book value.

During the year ended December 31, 2023, two vessels completed the installation of Water Ballast Treatment (“WBT”) systems with a total cost of $0.56 million. Vessel improvements during the year ended December 31, 2024 mainly relate to the installation of WBT system on one of the Company’s vessels. All these installations qualified as vessel improvements and were therefore capitalized.

On nearing the end of the initially estimated economic useful life of “Aegean Express”, “Diamantis P.” and “Joanna” in 2022, 2023 and 2024 respectively, each vessel’s useful life was further assessed from 25 years based on the Company’s intentions of future use of such vessel and was increased by 3 additional years up to each vessel’s next drydocking. This change in accounting estimate did not have any impact in the Company’s net income, given that all vessels were fully depreciated at the time of change of this accounting estimate.